Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 4 — ACCOUNTS RECEIVABLE, NET

The Company’s accounts receivable primarily include balance generated from selling bakery products to local corporate customers, billed but has not been collected as of the balance sheet dates. Accounts receivable consisted of the following:

	December 31, 2022	December 31, 2021
Accounts receivable	$1,260,453	$1,134,532
Less: allowance for doubtful accounts	-	-
Accounts receivable, net	$1,260,453	$1,134,532

As of the date of the consolidated financial statements, approximately 44%, or $0.6 million, of the December 31, 2022 balance has been subsequently collected. The remaining balance of approximately $0.7 million is expected to be collected before December 31, 2023.